UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

June 29, 2010
Date of Report (date of Earliest Event Reported)

SECURE PATH TECHNOLOGY HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-144287	20-8552192
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1286 University Ave. #708
San Diego, CA 92103
(Address of principal executive offices and zip code)

775-352-4149
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

(a) On June 29, 2010, Mr. Alan Haft, CEO and Chairman of the Board of Directors of Secure Path Technology Holdings, Inc., resigned from such positions, effective immediately.

(b) On June 29, 2010, the Company appointed Ms. Dana Stewart, a member of the Company’s Board of Directors, as the Company’s senior executive officer.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURE PATH TECHNOLOGY HOLDINGS, INC.

Date: June 29, 2010                                                                           By:           /s/ ALAN HAFT
Name:                      ALAN HAFT
Title:           CEO/CHAIRMAN OF THE BOARD